UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 15, 2013

Enerpulse Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	(505) 842-5201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events.

Code of Ethics

On October 15, 2013, the board of directors of Enerpulse Technologies, Inc. adopted a code of ethics, which is attached to this Current Report on Form 8-K as Exhibit 14.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

14.1	Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L2 Medical Development Company

Date: October 24, 2013	By:	/s/ Joseph E. Gonnella
	Name:	Joseph E. Gonnella